Exhibit 10.1

SIXTH AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 3, 2006 (this “Amendment”), to the Third Amended and Restated Credit Agreement, dated as of June 30, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among General Electric Capital Corporation (in its individual capacity, “GE Capital”), as Agent (in such capacity, “Agent”), Inverness Medical Innovations, Inc. (“Innovations”), Wampole Laboratories, LLC and Inverness Medical (UK) Holdings Limited, as borrowers (“Borrowers”), the other Credit Parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent, co-syndication agent and lender, UBS Securities LLC, as co-syndication agent, and the lenders signatory thereto from time to time (collectively, the “Lenders”).

W I T N E S S E T H

WHEREAS, Lenders have requested, and Borrowers have agreed, to amend the Credit Agreement such that any further amendment to the Credit Agreement with respect to Section 8.2(c) thereof shall require full Lender consent.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  Capitalized terms not otherwise defined herein (including the Recitals) shall have the meanings ascribed to them in the Credit Agreement.

2.             Amendments to Credit Agreement.

(a)           Amendment to Section 8.2(c) of the Credit Agreement.  As of the Sixth Amendment Effective Date (as hereinafter defined), Section 8.2(c) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(c)         On the first day on which an Event of Default described in Sections 8.1(h) or (i) shall occur in respect of any Credit Party or immediately upon acceleration of all or part of the Obligations in accordance with the terms hereof, Lenders shall automatically and without further act be deemed to have purchased participations in each of the US Term Loan, the US Revolving Loan and the European Revolving Loan such that as a result of such deemed purchases, each Lender shall hold an interest in each of the Loans (including principal, interest and fee obligations of each Borrower in respect of each such Loan), whether or not such Lender shall previously have participated therein, equal to such Lender’s Reallocation Percentage thereof.  Each Lender, each Person acquiring a participation from any Lender as contemplated by Section 9.1, each Borrower and each other Credit Party hereby consents to the Reallocation Exchange.”

(b)           Amendment to Section 11.2(c) of the Credit Agreement.  As of the Sixth Amendment Effective Date, Section 11.2(c) of the Credit Agreement is hereby amended by deleting the word “and” after clause “(vi)” therein and inserting a new clause “(viii)” at the end of the first sentence thereof as follows:

“and, (viii) amend or waive Section 8.2(c) (which shall be deemed to affect all Lenders).”

3.             Representations and Warranties.  To induce Agent and Requisite Lenders to enter into this Amendment, the Credit Parties hereby, jointly and severally, represent and warrant that:

(a)           The execution, delivery and performance by each Credit Party of this Amendment and the performance of the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”): (i) are within such Person’s corporate, company or partnership power, as applicable; (ii) have been (or will be prior to execution thereof) duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) do not contravene any provision of such Person’s charter, bylaws or equivalent constitutive documents or partnership or operating agreement, as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person, other than a Lien in favor of Agent; and (vii) do not require the consent or approval of any Governmental Authority or any other Person except those which will have been duly obtained, made or complied with prior to the Sixth Amendment Effective Date.

(b)           This Amendment has been duly executed and delivered by or on behalf of each of the Credit Parties.

(c)           This Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each of the Credit Parties, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer or other laws affecting creditors’ rights generally or by equitable principals of general applicability.

4.             No Amendments/Waivers/Consents.  Except as expressly provided herein (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (b) the consents and agreements of the Agent and Requisite Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (c) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

5.             Affirmation of Obligations.  Each of the Credit Parties hereby acknowledges, agrees and affirms (a) its obligations under the Credit Agreement and the other Loan Documents, including, without limitation, its guaranty obligations thereunder, if applicable, (b) that such guaranty shall apply to the Obligations in accordance with the terms thereof, (c) the grant of the security interest in all of its assets pursuant to the Loan Documents, if applicable, and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof.

6.             Outstanding Indebtedness.  Each of Borrowers and the other Credit Parties hereby acknowledges and agrees that as of May 2, 2006, (a) the outstanding balance of the European Revolving Loan is $28,000,000, (b) the outstanding balance of the US Revolving Loan is $13,000,000, (c) the outstanding balance of the US Term Loan is $45,000,000, and (d) the outstanding balance of the European Term Loan is $0.

7.             Effectiveness.  Upon satisfaction in full in the judgment of Agent of each of the following conditions, this Amendment shall be deemed effective as of May 3, 2006 (the “Sixth Amendment Effective Date”):

(a)           Amendment.  Agent shall have received four (4) original signature pages to this Amendment, duly executed and delivered by Agent, Requisite Lenders, and each of the Credit Parties.

(b)           Representations and Warranties.  The representations and warranties of or on behalf of each of the Credit Parties in this Amendment shall be true and correct on and as of the Sixth Amendment Effective Date.

8.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.             Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS

WAMPOLE LABORATORIES, LLC

By:	/s/ David Teitel
Name: David Teitel
Title: Vice President

INVERNESS MEDICAL (UK) HOLDINGS LIMITED

By:	/s/ David Teitel
Name: David Teitel
Title: Authorized Signatory

AGENT AND LENDERS

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and Lender

By:	/s/ Andrew Cosgrove
Duly Authorized Signatory

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as a Lender

By:	/s/ Illegible
Duly Authorized Signatory

UBS AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Irja R. Otsa
Duly Authorized Signatory

By:	/s/ Richard L. Tavrow
Duly Authorized Signatory

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

APPLIED BIOTECH, INC.
ADVANTAGE DIAGNOSTICS CORPORATION
FOREFRONT DIAGNOSTICS, INC.
INVERNESS MEDICAL INTERNATIONAL HOLDING CORP.
INVERNESS MEDICAL INTERNATIONAL HOLDING CORP. II
INVERNESS MEDICAL, INC.
INNOVATIONS RESEARCH, LLC
ISCHEMIA TECHNOLOGIES, INC.
IVC INDUSTRIES, INC.
INNOVACON, INC.
OSTEX INTERNATIONAL, INC.
SELFCARE TECHNOLOGY, INC.
BINAX, INC.
INVERNESS MEDICAL — BIOSTAR, INC.

By:	/s/ David Teitel
Name:	David Teitel
Title:	Vice President — Finance, Vice President — Finance,
Vice President — Finance, President, President,
Vice President — Finance, Vice President — Finance,
Vice President — Finance, Vice President — Finance,
Vice President — Finance, Vice President — Finance,
Vice President — Finance, Vice President — Finance,
Vice President — Finance, respectively

UNIPATH ONLINE, INC.
By:	/s/ Jay McNamare
Name: Jay McNamara
Title: Assistant Clerk

CAMBRIDGE DIAGNOSTICS IRELAND LIMITED
DMD, DIENSTLEISTUNGEN & VERTRIEB FÜR MEDIZIN UND DIAGNOSTIK GMBH
INVERNESS MEDICAL CANADA, INC.
INVERNESS MEDICAL EURASIA LIMITED
INVERNESS MEDICAL FRANCE SAS
INVERNESS MEDICAL GERMANY GMBH
SCANDINAVIAN MICRO BIODEVICES APS
STIRLING MEDICAL INNOVATIONS LIMITED INVERNESS MEDICAL SWITZERLAND GMBH
UNIPATH DIAGNOSTICS GMBH
INVERNESS MEDICAL DEUTSCHLAND GMBH
INVERNESS MEDICAL JAPAN, LTD.
INVERNESS MEDICAL IBERICA, S.A.
INVERNESS MEDICAL SPAIN, S.L.U.
UNIPATH LIMITED
IVD MANAGEMENT LIMITED

By:	/s/ Duane L. James
Name:	Duane L. James
Title:	Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
respectively

INVERNESS MEDICAL INVESTMENTS, LLC

By:	/s/ Jay McNamara
Name:	Jay McNamara
Title:	Assistant Secretary

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.	INVERNESS MEDICAL INNOVATIONS, INC

	By:	/s/ David Teitel
Name:
Title:

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